EXHIBIT 32.2







                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, Clifford Brown, Chief Financial Officer of American Stellar Energy Inc. (Formerly Merchantpark Communications Inc.). (the "Company"), does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Company's Quarterly Report on Form 10-QSB for the period ended September 30, 2004 (the "Report"), fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     IN WITNESS WHEREOF, the undersigned has executed this statement this 7 day of February, 2006.

                                   By:  /s/ Clifford Brown
                                         --------------------------------
                                         Clifford Brown
                                         Chief Financial Officer